Condensed Consolidated Balance Sheets (Parantheticals) (Predecessor, USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Predecessor
VIE finance receivables, allowance for losses	$ 5,348	$ 3,717	$ 0
Other finance receivables, allowance for losses	2,035	933	1,021
Other receivables, allowance for losses	251	276	108
Fixed assets, accumulated depreciation	4,514	3,128	1,484
Intangible assets, accumulated amortization	$ 16,899	$ 14,257	$ 9,516